Exhibit 10.1

Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Addendum No. 5 dated 20.04.2022 Contract № 840/08625142/31/22-21
THE SELLER Isotope - Regional Alliance, Joint-Stock Company (Isotope JSC) Pogodinskaya str., 22, Moscow, 119435, Russia. Phone: +7 (495) 981-96-16/17
THE BUYER The Company IsoRay Medical Inc. 350 Hills Street, Suite 106 Richland, WA 99354-5411 USA

THE BUYER and THE SELLER have mutually agreed on the following:

For payments under the present Contract valid banking details of the Seller are the following:

Isotope - Regional Alliance,

Joint-Stock Company (Isotope JSC)

119435, Moscow, Russia, 22 Pogodinskaya str.

Acc.: № [**]

in BANK SAINT-PETERSBURG PJSC SWIFT: JSBSRU2P

All other terms and conditions are in accordance with Contract No. 840/08625142/31/22-21, Addendum 1-4.

The present Addendum No.5 is an integral part of the Contract and may be signed via facsimile or e- mail.

/s/ Konstantin Ershov, Head of Supplies, May 4, 2022 THE SELLER	/s/ Jonathan Hunt, CFO, April 20, 2022 THE BUYER